                                                                   EXHIBIT 10.34

                      AMERICA'S FAVORITE CHICKEN COMPANY

                 NONQUALIFIED STOCK OPTION AGREEMENT - GENERAL


     THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is entered into as of ________________, 1996 by and between America's Favorite Chicken Company, a Minnesota corporation (the "Company"), and ____________ ("Optionee") pursuant to the Company's 1996 Nonqualified Stock Option Plan dated _____________, 1996 (the "Plan").


                                R E C I T A L S:
                                - - - - - - - -


     A. Optionee is an employee of the Company and/or of a direct or indirect subsidiary of the Company (individually, a "Subsidiary," and collectively, the "Subsidiaries") and the Company considers it desirable to give Optionee an added incentive to advance the Company's interests.

     B. The Company has determined to grant Optionee the right to purchase certain stock of the Company pursuant to the terms and conditions of this Agreement.


                              A G R E E M E N T:
                              - - - - - - - - -


     NOW, THEREFORE, in consideration of the covenants hereinafter set forth, and pursuant to the authority granted to the Committee (as defined in the Plan) by the Board of Directors of the Company, the parties agree as follows:

     1.   Option; Number of Shares; Price.  The Company hereby grants to
          -------------------------------
Optionee the right (the "Option") to purchase up to a maximum of _______ shares (the "Shares") of the Common Stock, $0.01 par value per share, of the Company (the "Common Stock"), at a purchase price of $3.317 per share (the "Option Price"), to be paid in accordance with Section 6 hereof. The Option and the right to purchase all or any portion of the Shares is subject to the terms and conditions stated in this Agreement and in the Plan, including, without limitation, the provisions of Sections 4 and 11 of the Plan under which the Option shall be subject to modification and Sections 14(b) and 15 of the Plan and Sections 3 and 4 hereof pursuant to which the Option is subject to acceleration and/or termination. It is intended that the Option will not qualify for treatment as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Exercisability.  Subject to Section 3 below, the Option shall become
          --------------
exercisable as provided on Schedule A hereto.
                           ----------

     3.   Term of Agreement.  Except for the rights conferred upon the Company
          -----------------
pursuant to Sections 8 and 9 below, the Option, and Optionee's right to exercise the Option, shall terminate when the first of the following occurs:

          (a)  termination pursuant to Section 14(b) or Section 15 of the Plan;

          (b)  the expiration of seven (7) years from the date hereof;

          (c) 45 days after the date of termination of Optionee's employment or other relationship with the Company and all of the Subsidiaries, unless such termination results from Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code) or Optionee dies within 30 days after the date of termination (other than for cause) of Optionee's employment or other relationship with the Company and all of the Subsidiaries;

          (d) 180 days after the date of termination of Optionee's employment or other relationship with the Company and all of the Subsidiaries, if such termination results from Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code) or Optionee dies within 30 days after the date of termination (other than for cause) of Optionee's employment or other relationship with the Company and all of the Subsidiaries; or

          (e) on the date of termination of Optionee's employment or other relationship with the Company and all of the Subsidiaries, if such termination was for cause (as determined in good faith by the Board of Directors of the Company (the "Board")).

     4.   Termination of Employment or Other Relationship.  The termination for
          -----------------------------------------------
any reason of Optionee's employment or other relationship with the Company and all of the Subsidiaries shall not accelerate the time at with the Option becomes exercisable or affect the number of Shares with respect to which the Option may be exercised. The Option may only be exercised with respect to that number of Shares which could have been purchased under the Option had the Option been exercised by Optionee on the date of such termination.

     5.   Death of Optionee; No Assignment.  The rights of Optionee under this
          --------------------------------
Agreement may not be assigned or transferred except by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by such Optionee; provided, however, that in the event of disability (within the meaning of Section 22(e)(3) of the Code) of Optionee, a designee of Optionee, or if Optionee has not designated anyone, his or her legal representative, may exercise the Option on behalf of Optionee (provided the Option would have been exercisable by Optionee) until the right to exercise the Option expires pursuant to Section 3 hereof. Any attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of the Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If Optionee should die while Optionee is engaged in an employment or other relationship with the Company and/or any Subsidiary, and provided Optionee's rights hereunder shall have become exercisable, in whole or in part, pursuant to Section 2 hereof, Optionee's legal representative, Optionee's legatee or the person who acquired the right to exercise the Option by reason of the death of Optionee (individually, a "Successor") shall succeed to Optionee's rights under this Agreement. After the death of Optionee, only a Successor may exercise the Option.

     6.   Exercise of Option.  On or after time at which the Option becomes
          ------------------
exercisable in accordance with Section 2 hereof and until termination of the Option in accordance with Section 3 hereof, the Option may be exercised by Optionee (or such other person specified in Section 5 hereof) to the extent exercisable as determined under Section 2 hereof, upon delivery of the following to the Company at its principal executive offices:

          (a) a written notice of exercise which identifies this Agreement and states the number of Shares (which may not be less than 100, or all of the Shares if less than 100 Shares then remain covered by the Option) then being purchased;

          (b) a check, cash or any combination thereof in the amount of the Option Price (or payment of the aggregate Option Price in such other form of lawful consideration as the Committee may approve from time to time under the provisions of Section 8 of the Plan) or payment of the Option Price by (i) the assignment and transfer by Optionee to the Company of outstanding shares of Common Stock theretofore held by Optionee or (ii) the surrender of that number of exercisable Options necessary (based on the amount that the aggregate fair market value of the Shares covered by the Options being surrendered exceeds the aggregate Option Price with respect to such Shares), to pay the Option Price with respect to those Options being exercised. Such shares of Common Stock delivered or Shares covered by

                                       2.

Options surrendered in payment of the Option Price shall be valued at fair market value as determined by the Committee in good faith, which determination shall be final, conclusive and binding;

          (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by Optionee in connection with the exercise, in whole or in part, of the Option (unless the Optionee elects to pay such tax by reduc ing the number of shares of Common Stock issued upon exercise of the Option (for which purpose such shares shall be valued at fair market value as determined in good faith by the Committee, which determination shall be final, conclusive and binding) or unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other income paid to Optionee by the Company or any Subsidiary, provided any arrangement set forth in this parenthetical shall satisfy the requirements of applicable tax laws); and

          (d) a written representation and undertaking, if requested by the Company pursuant to Section 11(b) hereof, in such form and substance as the Company may require, setting forth the investment intent of Optionee, or a Successor, as the case may be, and such other agreements, representations and undertakings as described in the Plan.

     7.   Restriction on Transfer of Shares Acquired Upon Exercise of Option.
          ------------------------------------------------------------------

          (a) Except as otherwise provided in paragraph (b) below, Optionee may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares acquired upon exercise of the Option, or any right, title or interest therein, prior to the fifth anniversary of the date of grant of the Option and, thereafter, any Transfer must be in compliance with Section 9 hereof. Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process), of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

          (b) Optionee may, at any time, Transfer any or all of the Shares: (i) inter vivos to Optionee's spouse or issue, a trust for their or Optionee's benefit or pursuant to any will or testamentary trust or (ii) upon Optionee's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 7(b), Shares shall not be Transferred pursuant to this Section 7(b) until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option (as defined in Section 8 hereof)), as though the Permitted Transferee were a party to this Agreement, bound in every respect in the same way as Optionee. Transfers made in accordance with this
Section 7(b) shall not be subject to the provisions of Section 9 of this Agreement, provided that any Shares transferred pursuant to this Section 5 shall remain subject to the provisions of Section 4 of this Agreement.

          (c) The restrictions on transfer contained in this Section 7 shall terminate upon the Company's initial underwritten public offering of shares of Common Stock registered under the Securities Act of 1933, as amended, on form S-1, that results in gross proceeds to the Company in excess of $25 million from the sale of Common Stock (an "Initial Public Offering").

     8.   Repurchase Option Upon Termination.  In the event that Optionee's
          ----------------------------------
employment or other relationship with the Company and all of the Subsidiaries terminates for any reason on or prior to the fifth anniversary of the date of grant of this Option (including, without limitation, by reason of Optionee's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with

                                       3.

or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Optionee all or any portion of the Shares acquired by Optionee pursuant to this Option for a period of six months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date"). The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal the greater of the Option Price and the Fair Market Value (as hereinafter defined) thereof (subject to adjustment as set forth herein). The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date, as determined by the Board, acting in good faith and based upon the best available evidence, which determination shall be final and binding. The Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of Shares of capital stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. The Repurchase Option shall be exercised by the Company by delivery to Optionee, within the six-month period specified above, of (a) a written notice specifying the number of Shares to be purchased and (b) a check in the amount of the Repurchase Price, calculated as provided in this Section 8, for all Shares to be purchased. The Repurchase Option shall terminate upon (i) an Initial Public Offering or (ii) the acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock.

     9.   Right of First Refusal; Obligation to Sell
          ------------------------------------------

          (a) At any time on or after the fifth anniversary of the Closing Date and after the Option shall have become exercisable and Optionee shall have exercised all or any portion of the Option in accordance with its terms, Optionee may sell for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of this Section 9(a). Prior to any such intended sale, Optionee shall first give at least 30 days' advance written notice (the "Notice") to the Company specifying (i) Optionee's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed purchaser(s); (iii) the number of Shares Optionee proposes to sell (the "Offered Shares"); (iv) the price for which Optionee proposes to sell the Offered Shares; and (v) all other material terms and conditions of the proposed sale. Within 15 days of receipt of the Notice, the Company or its nominee(s) or assignee(s) may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Optionee, which notice shall specify in reasonable detail any proposed payment to any other person of any portion of the purchase price as specified in the following sentence; provided, however, that if the Company designates any assignee or nominee as the purchaser of such Shares, it shall provide Optionee with reasonable assurance that such sale complies with applicable federal and state securities laws. Within 15 days after delivery of such notice to Optionee, the Company or its nominee(s) or assignee(s) shall deliver to Optionee a check, payable to Optionee or to such person as Optionee shall request, in the amount of the purchase price of the Offered Shares; pro vided, however, that in the event that the Shares to be purchased have been pledged to secure any indebtedness of Optionee to the Company or its assignee(s), the Company may retain or deliver to its assignee(s) (as the case may be) any portion of such purchase price, and/or direct its nominee(s) or assignee(s) to deliver to the Company or its assignee(s), as the case may be, any portion of such purchase price, necessary to satisfy such indebtedness. If the Company or its nominee(s) or assignee(s) do not elect to purchase all of the Offered Shares, Optionee shall be entitled to sell all or the remaining portion of the Offered Shares to the purchaser(s) named in the Notice at the price specified in the Notice or at a higher price and on the terms and conditions set forth in the Notice; provided, however, that such sale must be consummated within 90 days from the date of the Notice and any proposed sale after such 90-day period may be made only by again complying with the procedures set forth in this Section 9(a).

                                       4.

          (b) If FS Equity Partners III, L.P., a Delaware limited partnership, and FS Equity Partners International, L.P., a Delaware limited partnership (collectively, "Equity Partners"), find a third party buyer (other than an affiliate of Equity Partners) for all of the shares of Common Stock held by Equity Partners, then at the request of the Company or Equity Partners the Optionee shall sell all of his or her Options and/or Shares on the same terms and conditions as apply to the sale by Equity Partners of its shares of Common Stock (in the case of Options, deducting the exercise price of such Options from the consideration to be received for shares of Common Stock; if the exercise price of such Options is greater than the consideration to be received, such Options shall be cancelled without any payment to the Optionee). The obligation of Optionee under this Section 9(b) shall terminate upon an Initial Public Offering or in the event that Equity Partners hold in the aggregate a number of shares of Common Stock which represents less than 33-1/3% of the total number of shares of Common Stock outstanding at any time.

          (c) The rights provided the Company and its nominee(s) and assignee(s) under Section 9(a) hereof shall terminate (i) with respect to all Options and Shares upon an Initial Public Offering, or upon the acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock, or (ii) upon a sale of the Shares to a third party pursuant to Section 9(a) hereof, with respect to the Shares sold.

          (d) The Optionee agrees to consent to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section 9(b) and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. The Optionee further agrees to timely take such other actions as the Company or Equity Partners may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction.

          (e) The obligations of the Optionee pursuant to this Section 9 shall be binding on any transferee of any of the Options or the Shares and any transfer of any of the Options or Shares shall be void unless a written commitment to be bound by such provisions from such transferee is delivered to the Company and Equity Partners prior to any transfer. The obligations of the Optionee pursuant to this Section 9 shall apply to any securities received in substitution or exchange for the Options or the Shares, including (without limitation) pursuant to Section 11 of the Plan.

     10.  Obligations of Equity Partners.  If Equity Partners find a third-party
          ------------------------------
buyer (other than an affiliate of Equity Partners), for all or part of the shares of Common Stock held by Equity Partners (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Employee shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by Equity Partners to the Employee describing the terms of the proposed sale (including the minimum sale price for the shares of Common Stock that Equity Partners plan to sell), that amount of his or her Shares which constitute the same percentage of his or her Shares as the percentage of Common Stock sold by Equity Partners, in the aggregate. Each such right shall be exercisable by delivering written notice to Equity Partners within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of Equity Partners under this Section 10 shall terminate upon an Initial Public Offering.

                                       5.

     11.  Representations and Warranties of Optionee.
          ------------------------------------------

          (a) Optionee represents and warrants that the Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

          (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Common Stock under the Securities Act on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that Optionee's exercise of the Option may be expressly conditioned upon Optionee's delivery to the Company of such representations and undertakings as the Company may reasonably require in order to secure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing of such Shares. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

          (c) Optionee acknowledges receipt of this Agreement granting the Option, and the Plan, and understands that all rights and liabilities connected with the Option are set forth herein and in the Plan.

     12.  No Rights as Stockholder.  Optionee shall have no rights as a
          ------------------------
stockholder of any shares of Common Stock covered by the Option until the date an entry evidencing such ownership is made in the stock transfer books of the Company (the "Exercise Date"). The Company will make no adjustment for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

     13.  Limitation of Company's Liability for Nonissuance.  The inability of
          -------------------------------------------------
the Company to obtain, from any regulatory body having jurisdiction, registration, qualification or other necessary authorization, or the unavailability of an exemption from registration or qualification obligation deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder and under the Plan shall suspend the Company's obligation to permit the exercise of any affected Option or to issue any Shares thereupon and shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or exemption shall not have been obtained. In the event that exercisability of an Option shall be suspended as provided in this Section 13, the term of such Option shall be extended until the thirtieth (30th) day after the date on which the Company shall have given notice that such Option may be exercised; provided that in no event may an Option be exercised after (i) the expiration, if applicable, of the post-employment exercise periods specified in Section 3 of this Agreement, unless Optionee shall have delivered written notice of exercise pursuant to Section 6(a) of this Agreement prior to the date of such expiration, or (ii) the seventh anniversary of the date of its grant.

     14.  This Agreement Subject to Plan.  This Agreement is made under the
          ------------------------------
provisions of the Plan and shall be interpreted in a manner consistent with it. To the extent that any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall control. A copy of the Plan is available to Optionee at the Company's principal executive offices upon request and without charge. The good faith interpretation of the Committee of any provision of the Plan, the Option or this Agreement, and any determination with respect thereto or hereto by the Committee, shall be final, conclusive and binding on all parties.

                                       6.

     15.  Restrictive Legends.  Optionee hereby acknowledges that federal
          -------------------
securities laws and the securities laws of the state in which Optionee resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of the Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may reasonably deem necessary; provided, however, that any such legend shall be removed when no longer applicable.

     16.  Notices.  All notices, requests and other communications hereunder
          -------
shall be in writing and, if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):

          If to the Company:

               America's Favorite Chicken Company
               6 Concourse Parkway
               Suite 1700
               Atlanta, Georgia 30328
               Attn:  Legal Department

          If to Optionee, at the address appearing on the signature page hereof.

     17.  Not an Employment or Other Agreement.  Nothing contained in this
          ------------------------------------
Agreement shall confer, intend to confer or imply any rights to an employment or other relationship or rights to a continued employment by, or rights to any other relationship with, the Company and/or any Subsidiary in favor of Optionee or limit the ability of the Company and/or any Subsidiary to terminate, with or without cause, in its sole and absolute discretion, the employment of, or other relationship with, Optionee, subject to the terms of any written employment or other agreement to which Optionee is a party.

     18.  Governing Law.  This Agreement shall be construed under and governed
          -------------
by the laws of the State of Delaware without regard to the conflict of law provisions thereof.


     19.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original and both of which together shall be deemed one Agreement.

     20.  RIGHTS IN OTHER CAPACITIES; OPTIONEE'S REVIEW OF AGREEMENT.
          ----------------------------------------------------------

          (a) THIS AGREEMENT (AND THE STOCK OPTION EVIDENCED HEREBY) SHALL NOT GIVE THE OPTIONEE ANY RIGHT TO EMPLOYMENT OR CONTINUED EMPLOYMENT BY THE COMPANY (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) AND THE COMPANY (AND ANY SUCH AFFILIATE) MAY TERMINATE OPTIONEE'S EMPLOYMENT AND OTHERWISE DEAL WITH OPTIONEE AS AN EMPLOYEE WITHOUT REGARD TO THE EFFECT ANY SUCH ACTION MAY HAVE ON OPTIONEE'S RIGHTS UNDER THIS AGREEMENT. OPTIONEE REPRESENTS THAT, IF OPTIONEE AT ANY TIME ACQUIRES SHARES OF THE COMPANY PURSUANT TO EXERCISE OF HIS OR HER OPTIONS UNDER THIS AGREEMENT, OPTIONEE WILL BE ACQUIRING THE SHARES FOR THEIR POTENTIAL AS AN EQUITY INVESTMENT AND WITHOUT ANY EXPECTATION UNDER SECTION 302A.751 OF THE MINNESOTA BUSINESS CORPORATION ACT

                                       7.

OR OTHERWISE THAT THE OWNERSHIP OF THE SHARES WILL ENTITLE OPTIONEE TO ANY RIGHTS AS AN EMPLOYEE, OFFICER OR DIRECTOR OF THE COMPANY (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) THAT WOULD NOT EXIST IF OPTIONEE WERE NOT A SHAREHOLDER. OPTIONEE FURTHER AGREES THAT NO CHANGE IN HIS OR HER EXPECTATIONS CONCERNING EMPLOYMENT OR CONCERNING HIS OR HER PARTICIPATION AS AN OFFICER OR DIRECTOR, IF ANY, WILL HAVE A REASONABLE BASIS UNLESS SET FORTH IN A WRITTEN AGREEMENT EXPRESSLY GIVING OPTIONEE ADDITIONAL RIGHTS AS TO SUCH MATTERS. THE COMPANY HEREBY ADVISES OPTIONEE THAT THE COMPANY IS GRANTING STOCK OPTIONS TO OPTIONEE IN RELIANCE ON THE FOREGOING REPRESENTATIONS OF OPTIONEE AND IN THE EXPECTATION THAT OPTIONEE WILL NOT HAVE ANY RIGHT TO EMPLOYMENT BY THE COMPANY (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) OR TO CONTINUE TO BE AN OFFICER OR DIRECTOR OF THE COMPANY (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE) BY VIRTUE OF OPTIONEE'S OWNERSHIP OF ANY SHARES, AND THAT THE COMPANY WOULD NOT GRANT THE OPTION OR ISSUE SHARES TO OPTIONEE IF OPTIONEE HAD ANY CONTRARY EXPECTATIONS.

          (b) OPTIONEE CONFIRMS THAT OPTIONEE HAS CAREFULLY REVIEWED THIS AGREEMENT AND UNDERSTANDS IT.


     IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the date first above written.


                         THE COMPANY:

                         AMERICA'S FAVORITE CHICKEN COMPANY


                         By:  ___________________________
                         Name:  Frank J. Belatti
                         Title: Chief Executive Officer


                         OPTIONEE:


                         ______________________________


                         ADDRESS:
                         ______________________________
                         ______________________________
                         ______________________________

                                       8.

With respect to Section 10 only:


                    EQUITY PARTNERS:

                         FS EQUITY PARTNERS III, L.P.,
                         a Delaware limited partnership

                         By:  FS Capital Partners, L.P.
                         Its: General Partner

                              By:   FS Holdings, Inc.
                              Its:  General Partner



                                    By:  ________________________________
                                         Name:
                                         Title:


                         FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                         a Delaware limited partnership

                         By:  FS&Co. International, L.P.
                         Its: General Partner

                              By:   FS International Holdings Limited
                              Its:  General Partner



                                    By:  ________________________________
                                         Name:
                                         Title:

                                       9.

                                   Schedule A

                           SCHEDULE OF EXERCISABILITY
         ______________________________________________________________


          Twenty-five percent (25%) of the shares of Common Stock that are subject to the Option shall become exercisable on the first anniversary of the date hereof, and an additional twenty-five percent (25%) of the shares of Common Stock that are subject to the Option shall become exercisable on each of the second, third and fourth anniversaries of the date hereof.

                                      10.